O’Shaughnessy Market Leaders Value Fund

Class I - OFVIX

Supplement dated June 8, 2022 to the
Prospectus and Statement of Additional Information (“SAI”), each dated November 28, 2021

On December 31, 2022, Mr. James O’Shaughnessy will retire from O’Shaughnessy Asset Management, LLC. As a result of his retirement Mr. O’Shaughnessy will no longer serve as a portfolio manager to the O’Shaughnessy Market Leaders Value Fund (the “Fund”) as of December 31, 2022. Patrick O’Shaughnessy, Scott Bartone, and Christopher Meredith will remain as the portfolio managers primarily responsible for the day-to-day management of the Fund.

Please retain this Supplement for future reference.